CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Index Plus Fund, Inc. (the "Fund"), hereby certifies, to best of her knowledge, that the Fund's Report on Form N-CSR for the period ended June 30, 2004
(the "Report"), fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated:  August 16, 2004

/s/ Laura S. Adams
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Laura S. Adams
President
(sole person responsible for this report)